SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 11, 2002

                        SYNCOR INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


 Delaware                                  0-8640                 85-0229124
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


              6464 Canoga Avenue, Woodland Hills, California 91367
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, including area code: (818)737-4000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         The text of a press release dated December 11, 2002, issued by Syncor International Corporation ("Syncor"), is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

       99.1       Press Release issued by Syncor, dated December 11, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYNCOR INTERNATIONAL CORPORATION


                                             By:     /s/ William P. Forster
                                                     -----------------------
                                             Name:   William P. Forster
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer

Dated:  December 11, 2002

                                                                   Exhibit 99.1

[GRAPHIC OMITTED]

                                                NASDAQ: SCOR


FOR IMMEDIATE RELEASE
                                                Contact:
                                                Tony Knight
                                                Sitrick and Company
                                                (310) 788-2850

                                                Bill Powell - Investor Relations
                                                Syncor International Corp.
                                                (818) 737-4702


               SYNCOR MAILS PROXY MATERIALS FOR RECONVENED SPECIAL
                MEETING TO VOTE ON ACQUISITION BY CARDINAL HEALTH

o    Special Meeting to be Reconvened on December 30, 2002
o Implements Previously Announced Agreement with Department of Justice by Entering Syncor Taiwan Guilty Plea
o    Securities and Exchange Commission Approves Settlement Entered into by
     SEC Staff

WOODLAND HILLS, California, December 11, 2002 - Syncor International Corporation (Nasdaq: SCOR) announced today that it has mailed supplemental proxy materials to its stockholders for its special meeting of stockholders to be reconvened on December 30, 2002 for the purpose of voting on the agreement providing for the acquisition of Syncor by Cardinal Health (NYSE: CAH).

As previously announced, the meeting was adjourned on December 6, 2002 and will be reconvened on December 30, 2002 at 2:00 p.m. PST, at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California. The meeting was adjourned in order to give Syncor stockholders an opportunity to review amendments to the original merger agreement dated June 14, 2002 and other recent developments affecting Syncor. Supplemental proxy materials describing the amended merger agreement and related matters were mailed today to all Syncor stockholders as of the record date of October 9, 2002. A Cardinal Health post-effective amendment relating to the supplemental proxy materials was declared effective by the SEC yesterday.

Pursuant to a previously announced agreement with the U.S. Department of Justice
(DOJ) relating to improper payments made by Syncor subsidiaries in certain foreign countries, Syncor's subsidiary, Syncor Taiwan, Inc., pled guilty yesterday to a violation of the Foreign Corrupt Practices Act (FCPA) and was sentenced by the court to pay a previously agreed to $2 million fine.

In addition, yesterday the Securities and Exchange Commission approved the agreement announced on December 4, 2002 with the SEC Staff. In connection with that agreement, the SEC issued an administrative order finding that Syncor violated the anti-bribery, books-and-records, and internal-controls provisions of the FCPA, ordering Syncor to cease-and-desist from such violations, and requiring Syncor to retain an independent consultant to review and make recommendations concerning the company's FCPA compliance policies and procedures. Yesterday the SEC also filed a civil complaint against Syncor alleging violations of the FCPA. Without admitting or denying the SEC's charges, Syncor consented to the SEC's issuance of its administrative order and to the entry of a final judgment in the lawsuit requiring it to pay a $500,000 civil penalty. The civil penalty is subject to court approval.

The proposed acquisition of Syncor by Cardinal Health was first announced in June 2002 and is a stock-for-stock merger in which Syncor will become a wholly-owned subsidiary of Cardinal Health. As announced on December 4, 2002, under the terms of the amended merger agreement, Syncor stockholders will receive 0.47 of a Cardinal Health common share in exchange for each outstanding share of Syncor common stock upon completion of the merger. The acquisition remains subject to satisfaction of various conditions, including approval of the amended merger agreement by Syncor stockholders. Syncor expects that the merger transaction will close shortly after the Syncor stockholder meeting if the amended merger agreement is approved by Syncor stockholders and all other conditions to the merger have been satisfied.

About Syncor

         Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

___________________________

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor stockholders on October 17, 2002 and filed with the SEC as well as supplemental proxy materials dated, mailed and filed with the SEC on November 25, 2002 and December 11, 2002, respectively. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus and supplemental proxy materials because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus and the supplemental proxy materials at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus and the supplemental proxy materials may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus and supplemental proxy materials mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus and the supplemental proxy materials carefully before making any voting or investment decision.

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